GENERAL (Schedule of Components of the Purchase Consideration Transferred) (Details) - USD ($) $ in Thousands			1 Months Ended
		Nov. 14, 2016	Mar. 22, 2016
inContact [Member]
Business Acquisition [Line Items]
Cash	[1]	$ 1,039,028
Assumed options and restricted shares	[2]	11,026
Total purchase consideration		$ 1,050,054
Nexidia [Member]
Business Acquisition [Line Items]
Cash			$ 134,501
Assumed options and restricted shares			649
Total purchase consideration			$ 135,150

[1]	Includes cash consideration for the redemption of inContact's convertible bonds in an amount of $139,438 and for inContact's outstanding vested options and restricted shares as of acquisition date which were cancelled and converted into an amount of $25,366 in cash.
[2]	Pursuant to the merger agreement, all outstanding unvested inContact RSUs, options and restricted shares were cancelled and replaced with RSUs with ADSs to be received upon settlement, options to acquire ADSs and restricted ADSs, respectively with the same terms and conditions. Of the total estimated fair value of the replacement award, a portion was allocated to the purchase consideration and the remainder was allocated to future services and will be expensed over the remaining service period on an accelerated basis as a share-based compensation. The fair value of replacement award was determined using a Black-Scholes-Merton valuation model with thefollowing assumptions: expected life of 12-74 months, risk-free interest rate of 0.58%-1.22%, expected volatility of 50.94%-62.31% and no dividend yield.